Exhibit10.22AP

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.  SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

FORTY-FIRST AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This FORTY-FIRST AMENDMENT (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The Effective Date of this Amendment is the date last signed below.  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (CSG document #2501940) with an effective date of March 1, 2013 (the “Agreement”) and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, CSG is providing and Customer is using CSG’s Check Verification Service pursuant to the Agreement; and

WHEREAS, Customer acknowledges and CSG agrees the [*********** ****] for the Check Verification Service shall be adjusted to [******* * ******* **** ********** ** ** *** ****] set forth in Note 2 to the Check Verification fee table below.

NOW THEREFORE, CSG and Customer agree to the following as of the Effective Date:

1.	Schedule F, Fees, CSG Services, Section IV, Ancillary Products and Services, Subsection D. entitled “Check Verification” shall be deleted in its entirety and replaced as follows:

D.Check Verification

Description of Item/Unit of Measure	Frequency	Fee
1.[******* ******] ([*** ***********]) (Notes 1 - 5)	[*******]	$[******]
2.[***** *** **************] ([*** ******])	[*** ****]	[*****]

Note 1:  [******* ******] consists of [**** ******** ******* ******* ******** ******** ************ *** ******** ******** ************].

Note 2:  The [******* ****** ****] set forth in Item 1 shall [*****] on the [***** *** ** *** ******* ******] that [******] after the [**** ******** ********] that [******* *********** ********* ** **** *********] ([*** ******** * *******]) (the “[******* **** ******** ****]”).

Note 3:Customer agrees to use CSG’s Check Verification services (as described in Exhibit C-28) [*********** *** * ****** ** ***] ([*]) [**** ***** *** ***** **** *** ******* ****** ****] in this [***** ** ***** *******] (the “[*********** ******]”), and that [****** **** *********** ******], CSG shall be the [**** *** ********* ******** ** ***** ************] ([** *******]) [********] for Customer’s [***** ***********] (the “[*********** *****]”). In the event [** * ****** ** **** *********** ********** ***** **** *** ********* ****** *** ********** **** *** ********* ********* *** **** ******] shall be the [********** *******] to CSG of [** ****** ***** ** *** ******* ******* ***** ************ *********** **** ******** ** ********] for the [**** **** ****** *****] ([*]) [******* ******** ********* *** **** ** ***** ******** ******** *** *********** ****** ********** ** *** ****** ** ********* ******* *******] ([**** *** *******]) [** *** *********** ******].

Exhibit10.22AP

Note 4: Customer acknowledges the Check Verification services [******* **** ******** ** * ***** *****], and that such [***** ***** *** ******** *** **** **** ** *** ** ******* **** ****] to provide the Check Verification services. If [**** ***** ***** ********* *** **** ** ******* **** **** ** **** *** ******* ****** *** ***** ** ******** ** ******* **** ******** ** * ************ ***** **** ** ******** ******** **** *** *** *** ******** *** ******* ****** ***] ([*]) [*** * ****** ** ***] ([*]) [****** **** *** ******* **** ******** **** ***] ([*]) [*** **** **** **** ********].  CSG shall provide Customer not less than [******] ([**]) [****] prior written notice of [*** ******** ** *** ******* ****** ***] consistent with this Note [*] and the [********* **** ** **** ********].  The Parties acknowledge the [******* ******* ****** ***] shall apply (a) subject to the terms and limitations of this Note 4, (b) subject to Customer’s receipt of notice of [**** *** ********], (c) as of the [********* **** ********* ** **** ******] and (d) without the requirement [** ***** **** *** *****].

Note 5:  The fees set forth in the fee table above are subject to increase pursuant to Section 5.4, Adjustment to Fees, of the Agreement.

THIS AMENDMENT is executed on the day and year last signed below (“Effective Date”).

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Jeur Abeln	By: /s/ Gregory L. Cannon
Name: Jeur Abeln	Name: Gregory L. Cannon
Title: Senior Vice President Procurement	Title: SVP, Secretary & General Counsel
Date: 9-3-2019	Date: 8/28/19